UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2011
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 410, Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
Ameresco, Inc. (the “Company”) held its 2011 Annual Meeting of Stockholders on May 26, 2011. At the 2011 Annual Meeting, holders of the Company's class A and class B common stock, voting together as a single class:

•
elected David J. Anderson, William M. Bulger and Frank V. Wisneski to serve as the Company's class I directors until the Company's 2014 annual meeting of stockholders and until their successors are elected and qualified;

•	ratified the selection of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for 2011;

•	approved the compensation of the Company's named executive officers; and

•	voted in favor of including a say on pay proposal in the proxy statement for the Company's annual meeting triennially.
The matters acted upon at the 2011 Annual Meeting, and the voting tabulation for each matter, are as follows:
Proposal 1:    The election of the following nominees for class I directors for a term of three years (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Nominee	Votes For	Votes Withheld	Broker Non-Votes
David J. Anderson	102,755,096	957,218	3,518,201
William M. Bulger	103,587,459	124,855	3,518,201
Frank V. Wisneski	103,587,479	124,835	3,518,201
 Proposal 2:    Ratification of the selection of McGladrey & Pullen, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011 (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain
107,113,101	86,363	4,801
Proposal 3:    Advisory vote on the approval of the compensation of the Company's named executive officers (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes For	Votes Against	Abstain	Broker Non-Votes
103,335,389	63,972	312,953	3,491,951
Proposal 4:    Advisory vote on the frequency of a shareholder vote to approve the compensation of the Company's named executive officers (voted on by holders of class A common stock and class B common stock, voting together as a single class):

Votes for Annually	Votes for Biennially	Votes for Triennially	Abstain	Broker Non-Votes
6,213,869	105,586	96,895,677	497,182	3,491,951
In light of the above vote as to how frequently the Company will include a shareholder vote on the compensation of executives in its proxy materials, the Company will do so triennially until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
Date: May 31, 2011	By:	/s/ David J. Corrsin
David J. Corrsin
Executive Vice President, General Counsel and Secretary